Note 12 - Fair Value Measurements - Summary of Level 3 Changes (Details) - Derivative Financial Instruments, Liabilities [Member] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2024		Jun. 30, 2023
Balance	$ 6,403		$ 1,796
Issued	5,148	[1]	10,998
Settlements	(2,810)	[1]	0
Included in earnings	4,004		(6,391)
Balance	$ 12,745		$ 6,403

[1]	Primarily relates to warrants to purchase 2,173,912 common shares issued with the Company’s June 2023 equity financing that were exercised in June 2024. The warrants were converted into 367,478 shares of common stock (“Settlements”) and 1,806,434 pre-funded warrants to purchase shares of common stock with an exercise price of $0.0001 per share (“Issued”). See Note 14 - Stockholders’ Equity and Note 16 - Warrants for further detail.